UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 13, 2005

                                NCRIC Group, Inc.
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                        0-25505                  52-2134774
-----------------------------     ------------------             ----------
(State or Other Jurisdiction)    (Commission File No.)        (I.R.S. Employer
      of Incorporation)                                      Identification No.)


1115 30th Street, N.W., Washington, D.C.                            20007
----------------------------------------                            -----
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (202) 969-1866
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17
      CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
      240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01     Regulation FD Disclosure
              ------------------------

         On July 13, 2005, NCRIC Group, Inc. and ProAssurance Corporation jointly announced that the District of Columbia Department of Insurance, Securities and Banking ("DISB") has approved the proposed acquisition of NCRIC, Inc., the insurance subsidiary of NCRIC Group, Inc., as part of ProAssurance's proposed acquisition of NCRIC Group, Inc. The acquisition will be effected pursuant to a merger agreement dated February 28, 2005, subject to approval by the shareholders of NCRIC Group, Inc. at a meeting to be held on August 2, 2005. A copy of the joint press release issued by NCRIC Group, Inc. and ProAssurance is attached as Exhibit 99.1 to this report


Item 9.01     Financial Statements and Exhibits
              ---------------------------------

(a)      Financial statements of businesses acquired. Not Applicable.

(b)      Pro forma financial information. Not Applicable.

(c)      Exhibits.

         The following exhibit is attached as part of this report:

         Exhibit 99.1        Press Release dated July 13, 2005.

We are furnishing the exhibit to this Form 8-K in accordance with item 7.01, Regulation FD Disclosure. The exhibit shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           NCRIC GROUP, INC.



DATE: July 14, 2005                     By: /s/ Rebecca B. Crunk
                                            ------------------------------------
                                            Rebecca B. Crunk
                                            Senior Vice President and Chief
                                            Financial Officer





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                                  EXHIBIT INDEX

         Exhibit No.                Description

         Exhibit 99.1               Press Release dated July 13, 2005.